UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2026, the Board of Directors (the “Board”) of D-Wave Quantum Inc. (the “Company”) appointed Bernard Gavgani as an independent Class II director, effective as of September 18, 2026, to hold office until the Company's 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Gavgani will serve on the Cybersecurity Committee of the Board and will be compensated on the same basis as all other non-employee directors of the Company, as described under the heading “Director Compensation” in the Company’s Proxy Statement for its 2026 Annual Meeting of Stockholders.

Mr. Gavgani, age 67, currently serves as Senior Advisor for Technology and Innovation to BNP Paribas Group Executive Management. From October 2018 to June 2025, he served as Group Chief Information Officer (CIO) of BNP Paribas. He joins the Board in a personal capacity and brings deep experience in global technology strategy, operational transformation, artificial intelligence governance, cybersecurity, and workplace and network modernization.

From 2009 to 2018, Mr. Gavgani served as Chief Operating Officer for Information Technology and Operations within BNP Paribas Corporate and Institutional Banking. Earlier in his career at BNP Paribas, he held senior leadership positions across capital markets, equity derivatives, technology, operations, and the bank’s General Inspection function. Mr. Gavgani completed the Advanced Certificate for Executives at the MIT Sloan School of Management, and holds an Executive MBA from HEC Paris.

There are no transactions between Mr. Gavgani and the Company that would be reportable under Item 404(a) of Regulation S‑K. There are no arrangements or understandings between Mr. Gavgani and any other persons pursuant to which Mr. Gavgani was selected as a director, and Mr. Gavgani has no family relationships with any of the Company’s directors or executive officers. A copy of the press release announcing Mr. Gavgani's appointment as a director of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer